                              AMENDMENT AGREEMENT


            THIS AGREEMENT is entered into this 28 day of February, 1986 by and among JASON INCORPORATED, a Delaware corporation (the "Corporation"), VINCENT L.. MARTIN ("Martin"), JANET D. MARTIN ("Martin's Spouse"), MARK TRAIN ("Train") and ANNE V. TRAIN ("Train's Spouse"),

                                     RECITAL

            The parties desire to amend that certain Stock Purchase Agreement dated December 30, 1985 (the "Stock Purchase Agreement").

                                   AGREEMENTS

            In consideration of the premises and mutual agreements contained in the Stock Purchase Agreement and herein, IT IS AGREED:

            1. Paragraph 3 of the Stock Purchase Agreement is hereby amended to read as follows:

                  3.    Death.

                        (a) Upon the death of a Shareholder, the Corporation shall purchase from the Shareholder's personal representative (the "Personal Representative") and the Personal Representative shall sell to the Corporation all of the Stock owned by the deceased Shareholder (including any rights of his spouse in such Stock) at the purchase price described in paragraph 7 hereof (the "Purchase Price") and upon the Terms and Conditions.

                        (b) Notwithstanding the terms of paragraph 3(a), in the event a Shareholder dies prior to January 1, 1988, the Personal Representative may, by notice in writing to the Corporation at any time within 30 days after the appointment of the Personal Representative, elect not to sell the Stock to the Corporation in accordance with paragraph 3(a). In the event of such election, the Personal Representative or successor to the Stock, as the case may be, shall have an option to sell all of the Stock (including any rights of the deceased Shareholder's spouse in such Stock) to the Corporation at any time prior to January 1, 1989 at the Purchase Price and upon the Terms and Conditions. The option to sell by the Personal Representative or successor shall be exercised by written notice to the Corporation, which notice shall specify the date as of which the option is being exercised. In the event the Personal Representative or successor fails to exercise such option prior to January 1, 1989, the Corporation shall purchase and the Personal Representative or successor shall sell all of the Stock formerly owned by the deceased Shareholder (including any rights of his spouse in such Stock) at the Purchase Price and upon the Terms and Conditions.

                        (c) In the event a Shareholder dies on or after January 1, 1988, the Personal Representative may, by notice in writing to the Corporation at any time within 30 days after the appointment of the Personal Representative, elect not to sell the Stock to the Corporation in accordance with paragraph 3(a). In the event of such election, the Personal Representative or successor to the Stock, as the case may be, shall have an option to sell all of the Stock, as the case may be, shall have an option to sell all of the Stock (including any rights of the deceased Shareholder's spouse in such Stock) to the Corporation at any time within one year after the death of the Shareholder at the Purchase Price and upon the Terms and Conditions. The option to sell by the Personal Representative or successor shall be exercised by written notice to the Corporation, which notice shall specify the date as of which the option is being exercised. In the event the Personal Representative or successor fails to exercise such option within such one-year period, the Corporation shall purchase and the Personal Representative or successor shall sell all of the Stock formerly owned by the deceased Shareholder (including any rights of the deceased Shareholder's spouse in such Stock) at the Purchase Price and upon the Terms and Conditions.

                        (d) In the event the Personal Representative elects not to sell the Stock pursuant to paragraph 3(a) pursuant to paragraph 3(b) or 3(c), the Personal Representative, the estate of the deceased Shareholder, the deceased Shareholder's spouse, the surviving Shareholder and the surviving Shareholder's spouse shall enter into a Voting Trust Agreement in substantially the form of Exhibit A at such time that the Personal Representative elects not to sell the Stock pursuant to paragraph 3(a) or within 10 days thereafter. The failure of the Personal Representative, the estate of the deceased Shareholder and the deceased Shareholder's spouse to execute and deliver such Voting Trust Agreement within the above described 10-day period shall nullify the election made by the Personal Representative not to sell the Stock pursuant to paragraph 3(a). In the event of such nullification, the Stock shall be purchased and sold pursuant to paragraph 3(a).

            2. Paragraph 4 of the Stock Purchase Agreement is hereby amended to add the following provisions:

                  (d) Exercise of Option Prior to January 1, 1988. Notwithstanding the terms of paragraph 4(a), in the event the Corporation exercises the option described in paragraph 4(a) prior to January 1, 1988, the Shareholder may, by notice in writing to the corporation at any time within 30 days after the exercise of such option, elect not to sell the Stock to the Corporation in accordance with paragraph 4(a). In the event of such election, the Shareholder shall have an option to sell all of the Stock (including any rights of the Disabled Shareholder's spouse in such Stock) to the Corporation at any time prior to January 1, 1989 at the Purchase Price and upon the Terms and Conditions. The option to sell by the Shareholder shall be exercised by written notice to the Corporation, which notice shall specify the date as of which the option is being exercised. In the event the Shareholder fails to exercise such option prior to January 1, 1989, the Corporation shall purchase and the Shareholder shall sell all of the Stock (including any rights of his spouse in such Stock) at the Purchase Price and upon the Terms and Conditions.

                  (e) Exercise of Option on or After January 1, 1988. Notwithstanding the terms of paragraph 4(a), in the event the Corporation exercises the option described in paragraph 4(a) on or after January 1, 1988, the Shareholder may, by notice in writing to the Corporation at any time within 30 days after the exercise of such option, elect not to sell the Stock to the Corporation in accordance with paragraph 4(a). In the event of such election, the Shareholder shall have an option to sell all of the Stock (including any rights of the disabled Shareholder's spouse in such Stock) to the Corporation at any time within one year after the commencement of Permanent Total Disability at the Purchase Price and upon the Terms and Conditions. The option to sell by the Shareholder shall be exercised by written notice to the Corporation, which notice shall specify the date as of which the option is being exercised. In the event the Shareholder fails to exercise such option within such one-year period, the Corporation shall purchase and the Shareholder shall sell all of the Stock (including any rights of the disabled Shareholder's spouse in such Stock) at the Purchase Price and upon the Terms and Conditions.

                  (f) Voting Trust Agreement. In the event the Shareholder elects not to sell the Stock pursuant to paragraph 4(a) pursuant to paragraph 4(d) or paragraph 4(e), the Shareholder, the Shareholder's spouse, the nondisabled Shareholder and the nondisabled Shareholder's spouse shall enter into a Voting Trust Agreement in substantially the form of Exhibit B at such time that the Shareholder elects not to sell the Stock pursuant to paragraph 4(a) or within ten days thereafter. The failure of the disabled Shareholder and the disabled Shareholder's spouse to execute and deliver such Voting Trust Agreement within the above-described ten-day period shall nullify the election made by the Shareholder not to sell the Stock pursuant to paragraph 4(a). In the event of such nullification, the Stock shall be purchased and sold pursuant to paragraph 4(a).

            3. Paragraph 7(a) of the Stock Purchase Agreement is hereby amended to read as follows:

                  (a) In the event of purchases pursuant to paragraph 3(a), the date of death of the Shareholder shall be the Purchase Event. In the event of purchases pursuant to paragraph 3(b), the date as of which the Personal Representative or successor to the Stock exercises the option described in paragraph 3(b) shall be the Purchase Event or, in the event the option described in paragraph 3(b) is not exercised, January 1, 1989 shall be the date of the Purchase Event. In the event of purchases pursuant to paragraph 3(c), the date as of which the Personal Representative or successor to the Stock exercises the option described in paragraph 3(c) shall be the Purchase Event or, in the event the option described in paragraph 3(c) is not exercised, the date which is one year after the death of the Shareholder shall be the Purchase-Event.

            4. Paragraph 7(b) of the Stock Purchase Agreement is hereby amended to read as follows:

                  (b) In the event of purchases pursuant to paragraph 4(a), the date upon which Permanent Total Disability companies shall be the Purchase Event. In the event of purchases pursuant to paragraph 4(d), the date as of which the Shareholder exercises the option described in paragraph 4(d) shall be the Purchase Event or, in the event the option described in paragraph 4(d) is not exercised, January 1, 1989 shall be the date of the Purchase Event. In the event of purchases pursuant to paragraph 4(e), the date as of which the Shareholder exercises the option described in paragraph 4(e) shall be the Purchase Event or, in the event the option described in paragraph 4(e) is not exercised, the date which is one year after the commencement of Permanent Total Disability shall be the Purchase Event.

            5. Paragraph 9(b) of the Stock Purchase Agreement is hereby amended to read as follows:

                  (b) In the event of purchases under paragraph 3(a) hereof, the date of Closing shall be within 90 days after the date upon which the Personal Representative is appointed. In the event of purchases under paragraph 3(b) or 3(c) hereof., the date of Closing shall be within 40 days after the delivery of the notice exercising the option described in paragraphs 3(b) and 3(c). In the event the option described in paragraph 3(b) is not exercised, the date of Closing shall be no later than February 15, 1989. In the event the option described in paragraph 3(c) is not exercised, the date of Closing shall be within 40 days after the first anniversary of the death of the Shareholder.

            6. Paragraph 9(c) of the Stock Purchase Agreement is hereby amended to read as follows:

                  In the event of purchases under paragraph 4(a) or paragraph 4(b), the date of Closing shall be within 40 days after the exercise of an option described in paragraph 4(a) or paragraph 4(b). In the event of purchases, under paragraph 4(d) or paragraph 4(e) hereof, the date of Closing shall be within 40 days after the delivery by the disabled Shareholder of the notice exercising the option described in paragraphs 4(d) or 4(e). In the event the option described in paragraph 4(d) is not exercised, the date of Closing shall be no later than February 15, 1989. In the event the option described in paragraph 4(e) is not exercised, the date of Closing shall be within 40 days after the first anniversary of the commencement of the Shareholder's Permanent Total Disability.

            7. The Stock Purchase Agreement is hereby amended to add the following paragraph after paragraph 22:

                  23. Pledge. Notwithstanding the terms of this Agreement, Martin and Train shall be entitled to pledge their respective shares of Stock to financial institutions for purposes of securing obligations of Martin or Train, as the case may be, to such financial institutions; provided, however, that in the event any party hereto obtains notice or knowledge of the intent of any such financial institution to transfer title to such Stock into its name, such party shall provide written notice thereof to the Corporation. In the event of such an intended transfer, the Corporation shall have an immediate option to purchase the Stock at the Purchase Price, less 25%, and upon the Terms and Conditions. Such option shall be exercised by notice in writing to the Shareholder in question. Closing of the purchase and sale shall occur is soon as reasonably practicable after exercise of such option.

            8. Except as set forth in this Amendment Agreement all of the terms of the Stock Purchase Agreement shall remain in full force and effect. Defined terms herein shall have the same meaning as such terms in the Stock Purchase Agreement.


                                               JASON INCORPORATED

                                               BY /s/ Vincent L. Martin
                                                  ------------------------------
                                                  Vincent L. Martin, President


                                                   Attest:


                                                  /s/ Mark Train
                                                  -----------------------------
                                                  Mark Train, Secretary


                                                  /s/ Vincent L. Martin
                                                  -----------------------------
                                                  Vincent L. Martin


                                                  /s/ Janet D. Martin
                                                  -----------------------------
                                                  Janet D. Martin


                                                  /s/ Mark Train
                                                  -----------------------------
                                                  Mark Train


                                                  /s/ Anne V. Train
                                                  -----------------------------
                                                  Anne V. Train

                                    EXHIBIT A

                             VOTING TRUST AGREEMENT

            THIS AGREEMENT is entered into this __________ day of ___________, __ by and among the Estate of ________________________ (the "Estate"),
_____________________ (the "Personal Representative"),
___________________________________ (the "Deceased Shareholder's Spouse")
_____________________________, (the "Voting Trustee") and
________________________________ (the "Voting Trustee's Spouse").

                                    RECITALS

            A. The Estate owns ___________ shares of the 700 issued and outstanding shares of $.10 par value Class A Voting Common Stock (the "Stock") of Jason Incorporated, a Delaware corporation ("Jason").

            B. The Estate desires to vest voting power with respect to the Stock owned by it in the Voting Trustee.

            C. The Voting Trustee personally owns all of the remaining issued and outstanding shares of Class A Voting Common Stock of Jason.

                                        AGREEMENTS

            In consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

            1. Transfer of Stock and Voting Power to Voting Trustee. The Estate hereby assigns to the Voting Trustee full power to vote all of its shares of Stock owned or which may hereafter be acquired by it for any and all purposes for said shares of Stock may from time to time be voted and agrees to transfer or cause to be transferred into the name of the Voting Trustee upon the books of Jason legal title to all of the said shares of Stock with all rights and powers of whatever nature necessary to enable the Voting Trustee to exercise the powers vested in him hereunder. The Estate hereby authorizes and empowers the Voting Trustee, as attorney-in-fact for the Estate, to cause to be made on the books of Jason, subject to the conditions hereinafter set forth, a transfer to the Voting Trustee of all of the certificates for said shares of Stock. In lieu of the certificates for Stock of Jason now or hereafter deposited hereunder, certificates for all of such Stock shall be issued to and in the name of the Voting Trustee and shall be held by the Voting Trustee in a place of safekeeping. The certificates shall be held by the Voting Trustee in accordance with the terms of this Agreement and shall be retained by the Voting Trustee until the termination of this Agreement. All such stock certificates shall refer to the fact that they are issued to the Voting Trustee under this Agreement.

            2. Voting Trust Certificates. The Voting Trustee shall execute and deliver to the Estate Voting Trust Certificates for the number of shares of Stock now and which hereafter may be deposited hereunder. Said Voting Trust Certificates shall be in substantially the form of Exhibit A attached hereto.

            3. Assignment. The Voting Trust Certificates issued hereunder shall not be transferred or assigned except pursuant to the Stock Purchase Agreement dated December 30, 1985 by and among Jason, Vincent L. Martin, Janet D. Martin, Mark Train and Anne V. Train, as amended ("Stock Purchase Agreement"). Upon any such assignment, the assignor of said Voting Trust Certificates shall notify the Voting Trustee of such assignment in writing. Every assignee of a Voting Trust Certificate issued hereunder shall, by the acceptance of such Voting Trust Certificate, become a party hereto, with like effect as though an actual signer of this Agreement and shall be embraced within the meaning of the terms "Voting Trust Certificate holder" or "holder of the Voting Trust Certificate" as used herein, unless the context shall otherwise require.

            4. Replacement of Voting Trust Certificates. In case any Voting Trust Certificate issued hereunder shall be mutilated or defaced or be destroyed, lost or stolen, the Voting Trustee shall, in his discretion, issue or cause to be issued in exchange for and upon cancellation of the mutilated Voting Trust Certificate or, in lieu of the Voting Trust Certificate so destroyed, lost or stolen, a new Voting Trust Certificate representing the same number and kind of shares, upon the production of evidence of such loss, destruction or theft satisfactory to the Voting Trustee, upon receipt of indemnity satisfactory to the Voting Trustee and upon compliance with such other reasonable requirements as the Voting Trustee may prescribe.

            5. Rights and Duties of Voting Trustee.

                  (a) Except as herein provided, the Voting Trustee stall be entitled to exercise, in his uncontrolled discretion, all rights and powers of every kind and nature with respect to any or all of the shares of Stock of Jason at any time deposited hereunder, including especially, (but without limiting the general rights and powers of the Voting Trustee):

                        (i) the right to collect all distributions and dividends payable on any of said shares of Stock which shall be promptly distributed in accordance with the provisions of this Agreement and the Voting Trust Certificate applicable thereto; and

                        (ii) the right to vote said shares for every purpose and to consent to every and any corporate act of Jason or its stockholders.

                  (b) The Voting Trustee hereby accepts the powers and the trust created hereunder and agrees to faithfully perform the duties set forth herein. The Voting Trustee shall be entitled to receive advice or counsel upon any and all matters concerning his duties hereunder and the Voting Trustee shall not be accountable or liable for any loss, damage or liability whatsoever, except for his own malfeasance. The Voting Trustee shall not be required to give any bond or security for the discharge of his duties hereunder. If the Voting Trustee receives any dividend or distribution of cash property other than common or other voting stock, the Voting Trustee shall distribute such dividend or distribution to the beneficiaries as their respective interests appeared as of the date and time of such dividend or other distribution. In the case of dividends or distributions of common stock or other voting stock, such stock shall be added to the Stock held by the Voting Trustee hereunder and trust certificates evidencing such stock shall be distributed to the beneficiaries in proportion to their holdings or trust certificates representing stock deposited hereunder.

            (c) The Voting Trustee may hold common stock of Jason and, individually or as a trustee, may vote for himself as a director and/or officer of Jason and participate in fixing the amount of compensation therefor.

            6. Death of Disability. If the Voting Trustee shall die or become unable to act, this Agreement shall terminate in accordance with paragraph 8 hereof.

            7. Compensation. The Voting Trustee shall not be entitled to any compensation for his services hereunder as Voting Trustee. However, the Voting Trustee shall be reimbursed by the holders of the Voting Trust Certificates for expenses incurred and shall be entitled to act as, and receive compensation as, an officer, director or employee of Jason.

            8. Termination. This Agreement shall remain in full force and effect unless terminated as provided below. This Agreement shall terminate upon the first to occur of the following:

                  (a)   the voluntary agreement of all of the parties hereto;

                  (b)   the death of or inability to act of the Voting
Trustee; or

                  (c) sale of the Stock to the Corporation pursuant to paragraph 3 of the Stock Purchase Agreement.

Upon termination of this Agreement, the Voting Trustee, in exchange for and upon surrender of the trust certificates then outstanding, shall in accordance with the terms hereof deliver or cause to be delivered to the holders thereof the shares of Stock and any of the securities held by him as Voting Trustee in the amounts represented by the interest therein of the holders of said trust certificates and then require the respective holders to exchange such trust certificates for their respective shares of Stock and other securities.

            9. Voting Trust Agreement on File. The Voting Trustee shall file a copy of this Agreement in the registered office of the Corporation in the State of Wisconsin, which copy shall be open to the inspection of any stockholder of Jason or any beneficiary of the trust created under this Agreement, daily during business hours.

            10. Notice. All calls for surrender or presentation of Voting Trust Certificates and all other notices to be given hereunder shall be in writing and be deemed given when properly delivered or deposited in the United States mail, proper postage prepaid, addressed to the registered holders of the Voting Trust Certificates at their respective addresses as shown in the register books of the Voting Trustee and to the Voting Trustee at:

                        --------------------------------
                        --------------------------------
                        --------------------------------

or at such other addresses as the Voting Trustee shall designate in writing given to each Voting Trust Certificate holder.

            11. Severability. If, for any reason, any provision or part of any provision hereof shall be or become invalid or inoperative, the validity and effect of the other provisions hereof shall not be affected thereby.

            12. Amendment. This Agreement may be amended or modified only by an agreement signed by the parties hereto.

            13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin.



                                    ESTATE OF  --------------------------------

                                     BY ---------------------------------------


                                        ---------------------------------------
                                                   Voting Trustee

                                        ---------------------------------------
                                            Deceased Shareholder's Spouse

                                        ---------------------------------------
                                                 Voting Trustee's Spouse

                                        ---------------------------------------
                                                Personal Representative

                                   EXHIBIT A

Number ________




                               JASON INCORPORATED

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE

                          VOTING TRUST CERTIFICATE FOR
                _______________ SHARES OF $.10 PAR VALUE CLASS A
                               VOTING COMMON STOCK

            This is to certify that upon termination of the Voting Trust Agreement dated ________________, ____ and upon the condition hereinafter set forth, _____________________ will be entitled, upon surrender hereof to the Voting Trustee duly endorsed, to receive a certificate or certificates for _____________________ fully paid and nonassessable shares of $.10 par value Class A Voting Common Stock of Jason Incorporated ("Jason") , a Delaware corporation. Until termination of the Voting Trust Agreement, the Estate of _______________, or its successors and assigns, is entitled to all benefits and interests and is subject to all of the terms specified in such Agreement (which is on file with Jason), including, but not limited to, the right to receive payments equal to the distribution or dividends, if any, received by the undersigned Voting Trustee upon a like number of shares of Class A Voting Common Stock of Jason. Until the termination of the Voting Trust Agreement, the voting Trustee shall possess and be entitled to exercise all rights of every kind and nature pertaining to the Class A Voting Common Stock owned by the Estate of __________________, or its successors and assigns, including the right to vote such stock at any meeting in which the same are entitled to vote, it being expressly understood and agreed that no voting right pertaining to said stock and no right to take part in or consent to any corporate or stockholders' action or to do or perform any other act pertaining to ownership of such stock passes by or under or belongs to this Voting Trust Certificate or the owner hereof or its successors or assigns or by or under any agreement, express or implied, except to the extent expressly provided in said Voting Trust Agreement.

            This Voting Trust Certificate is transferable only on the books of the Voting Trustee by the registered holder hereof either in person or by attorney, duly authorized in writing, upon surrender hereof, properly endorsed, and in accordance with the rules established by the Voting Trustee for that purpose.

            Until so surrendered, the Voting Trustee and all other persons dealing with Voting Trust Certificates may treat the registered holder as the owner hereof for all purposes whatsoever, any notice to the contrary notwithstanding, and every holder hereof, by accepting this Voting Trust Certificate, assents to and agrees to be bound by all of the terms of this Voting Trust Certificate and of said Voting Trust Agreement.

            Dated this ________ day of ___________________, 19__.

                                 VOTING TRUSTEE:


                                   _______________________________________

                                    EXHIBIT B

                             VOTING TRUST AGREEMENT

            THIS AGREEMENT is entered into this ________ day of _____________, ____ by and among ___________________________ (the "Disabled Shareholder"),
_____________________________ (the "Disabled Shareholder's Spouse"),
_____________________________ (the "Voting Trustee") and
__________________________ (the "Voting Trustee's Spouse").

                                    RECITALS

            A. The Disabled Shareholder owns _____________ shares of the 700 issued and outstanding shares of $.10 par value Class A Voting Common Stock (the "Stock") of Jason Incorporated, a Delaware corporation ("Jason").

            B. The Disabled Shareholder desires to vest voting power with respect to the Stock owned by it in the Voting Trustee.

            C. The Voting Trustee personally owns all of the remaining issued and outstanding shares of Class A Voting Common Stock of Jason.

                                   AGREEMENTS

            In consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

            1. Transfer of Stock and Voting Power to Voting Trustee. The Disabled Shareholder hereby assigns to the Voting Trustee full power to vote all of his shares of Stock owned or which may hereafter be acquired by him for any and all purposes for which said shares of Stock may from time to time be voted and agrees to transfer or cause to be transferred into the name of the Voting Trustee upon the books of Jason legal title to all of the said shares of Stock with all rights and powers of whatever nature necessary to enable the Voting Trustee to exercise the powers vested in him hereunder. The Disabled Shareholder hereby authorizes and empowers the Voting Trustee, as attorney-in-fact for the Disabled Shareholder, to cause to be made on the books of Jason, subject to the conditions hereinafter set forth, a transfer to the Voting Trustee of all of the certificates for said shares of Stock. In lieu of the certificates for Stock of Jason now or hereafter deposited hereunder, certificates for all of such Stock shall be issued to and in the name of the Voting Trustee and shall be held by the Voting Trustee in a place of safekeeping. The certificates shall be held by the Voting Trustee in accordance with the terms of this Agreement and shall be retained by the Voting Trustee until the termination of this Agreement. All such stock certificates shall refer to the fact that they are issued to the Voting Trustee under this Agreement.

            2. Voting Trust Certificates. The Voting Trustee shall execute and deliver to the Disabled Shareholder Voting Trust Certificates for the number of shares of Stock now and which hereafter may be deposited hereunder. Said Voting Trust Certificates shall be in substantially the form of Exhibit A attached hereto.

            3. Assignment. The Voting Trust Certificates issued hereunder shall not be transferred or assigned except pursuant to the Stock Purchase Agreement dated December 30, 1985 by and among Jason, Vincent L. Martin, Janet D. Martin, Mark Train and Anne V. Train, as amended ("Stock Purchase Agreement"). Upon any such assignment, the assignor of said Voting Trust Certificates shall notify the Voting Trustee of such assignment in writing. Every assignee of Voting Trust Certificate issued hereunder shall, by the acceptance of such Voting Trust Certificate, become a party hereto, with like effect as though an actual signer of this Agreement and shall be embraced within the meaning of the terms "Voting Trust Certificate holder" or "holder of the Voting Trust Certificate" as used herein, unless the context shall otherwise require.

            4. Replacement of Voting Trust Certificates. In case any voting Trust Certificate issued hereunder shall be mutilated or defaced or be destroyed, lost or stolen, the Voting Trustee shall, in his discretion, issue or cause to be issued in exchange for and upon cancellation of the mutilated Voting Trust Certificate or, in lieu of the Voting Trust Certificate so destroyed, lost or stolen, a new Voting Trust Certificate representing the same number and kind of shares, upon the production of evidence of such loss, destruction or theft satisfactory to the Voting Trustee, upon receipt of indemnity satisfactory to the Voting Trustee and upon compliance with such other reasonable requirements as the Voting Trustee may prescribe.

            5. Rights and Duties of Voting Trustee.

                  (a) Except as herein provided, the Voting Trustee shall be entitled to exercise, in his uncontrolled discretion, all rights and powers of every kind and nature with respect to any or all of the shares of Stock of Jason at any time deposited hereunder, including especially, (but without limiting the general rights and powers of the Voting Trustee):

                        (i) the right to collect all distributions and dividends payable on any of said shares of Stock which shall be promptly distributed in accordance with the provisions of this Agreement and the Voting Trust Certificate applicable thereto; and

                        (ii) the right to vote said shares for every purpose and to consent to every and any corporate act of Jason or its stockholders.

                  (b) The Voting Trustee hereby accepts the powers and the trust created hereunder and agrees to faithfully perform the duties set forth herein. The Voting Trustee shall be entitled to receive advice or counsel upon any and all matters concerning his duties hereunder and the Voting Trustee shall not be accountable or liable for any loss, damage or liability whatsoever, except for his own malfeasance. The Voting Trustee shall not be required to give any bond or security for the discharge of his duties hereunder. If the Voting Trustee receives any dividend or distribution of cash property other than common or other voting stock, the Voting Trustee shall immediately distribute such dividend or distribution to the beneficiaries as their respective interests appeared as of the date and time of such dividend or other distribution. In the case of dividends or distributions of common stock or other voting stock, such stock shall be added to the Stock held by the Voting Trustee hereunder and trust certificates evidencing such stock shall be distributed to the beneficiaries in proportion to their holdings or trust certificates representing stock deposited hereunder.

                  (c) The Voting Trustee may hold common stock of Jason and, individually or as a trustee, may vote for himself as a director and/or officer of Jason and participate in fixing the amount of compensation therefor.

            6. Death of Disability. If the Voting Trustee shall die or become unable to act, this Agreement shall terminate in accordance with paragraph 8 hereof.

            7. Compensation. The Voting Trustee shall not be entitled to any compensation for his services hereunder as Voting Trustee. However, the Voting Trustee shall be reimbursed by the holders of the Voting Trust Certificates for expenses incurred and shall be entitled to act as, and receive compensation as, an officer, director or employee of Jason.

            8. Termination. This Agreement shall remain in full force and effect unless terminated as provided below. This Agreement shall terminate upon the first to occur of the following:

                  (a)   the voluntary agreement of all of the parties hereto;

                  (b)   the death of or inability to act of the Voting
Trustee;

                  (c) sale of the Stock to the Corporation pursuant to paragraph 4 of the Stock Purchase Agreement; or

                  (d) death of the Disabled Shareholder.

Upon termination of this Agreement, the Voting Trustee, in exchange for and upon surrender of the trust certificates then outstanding, shall in accordance with the terms hereof deliver or cause to be delivered to the holders thereof the shares of Stock and any of the securities held by him as Voting Trustee in the amounts represented by the interest therein of the holders of said trust certificates and then require the respective holders to exchange such trust certificates for their respective shares of Stock and other securities.

            9. Voting Trust Agreement on File. The Voting Trustee shall file a copy of this Agreement in the registered office of the Corporation in the State of Wisconsin, which copy shall be open to the inspection of any stockholder of Jason or any beneficiary of the trust created under this Agreement, daily during business hours.

            10. Notice. All calls for surrender or presentation of Voting Trust Certificates and all other notices to be given hereunder shall be in writing and be deemed given when properly delivered or deposited in the United States mail, proper postage prepaid, addressed to the registered holders of the Voting Trust Certificates at their respective addresses as shown in the register books of the Voting Trustee and to Voting Trustee at:

                        --------------------------------
                        --------------------------------
                        --------------------------------


            or at such other addresses as the Voting Trustee shall designate in writing given to each Voting Trust Certificate holder.

            11. Severability. If, for any reason, any provision or part of any provision hereof shall be or become invalid or inoperative, the validity and effect of the other provisions hereof shall not be affected thereby.

            12. Amendment. This Agreement may be amended or modified only by an agreement signed by the parties hereto.

            13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin.

                                     --------------------------------
                                          Disabled Shareholder

                                      --------------------------------
                                             Voting Trustee

                                      --------------------------------
                                      Disabled Shareholder's Spouse

                                      --------------------------------
                                        Voting Trustee's Spouse

                                    EXHIBIT A


Number ______

                               JASON INCORPORATED

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE

                          VOTING TRUST CERTIFICATE FOR
                 _____________ SHARES OF $.10 PAR VALUE CLASS A
                               VOTING COMMON STOCK

            This is to certify that upon termination of the Voting Trust Agreement dated _____________, ___ and upon the conditions hereinafter set forth, ___________________ will be entitled, upon surrender hereof to the Voting Trustee duly endorsed, to receive a certificate or certificates for ________________________ fully paid and nonassessable shares of $.10 par value Class A Voting Common Stock, of Jason Incorporated ("Jason"), a Delaware corporation. Until termination of the Voting Trust Agreement __________________ is entitled to all benefits and interests and is subject to all of the terms specified in such Agreement (which is on file with Jason), including, but not limited to, the right to receive payments equal to the distribution or dividends, if any, received by the undersigned Voting Trustee upon a like number of shares of Class A Voting Common Stock of Jason. Until the termination of the Voting Trust Agreement, the Voting Trustee shall possess and be entitled to exercise all rights of every kind and nature pertaining to the Class A Voting Common Stock owned by _______________________, including the right to vote such stock at any meeting in which the same are entitled to vote, it being expressly understood and agreed that no voting right pertaining to said stock and no right to take part in or consent to any corporate or stockholders' action or to do or perform any other act pertaining to ownership of such stock passes by or under or belongs to this Voting Trust Certificate or the owner hereof or his successors or assigns or by or under any agreement, express or implied, except to the extent expressly provided in said Voting Trust Agreement.

            This Voting Trust Certificate is transferable only on the books of the Voting Trustee by the registered holder hereof either in person or by attorney, duly authorized in writing, upon surrender hereof, properly endorsed, and in accordance with the rules established by the Voting Trustee for that purpose.

            Until so surrendered, the Voting Trustee and all other persons dealing with Voting Trust Certificates may treat the registered holder as the owner hereof for all purposes whatsoever, any notice to the contrary notwithstanding, and every holder hereof, by accepting this Voting Trust Certificate, assents to and agrees to be bound by all of the terms of this Voting Trust Certificate and of said Voting Trust Agreement.

            Dated this __________ day of ___________________, 19__.

                                    VOTING TRUSTEE:

                                    ________________________________